ANCHOR ALTERNATIVE INCOME FUND

AAIFX

 a Series of Northern Lights Fund Trust

Statement of Additional Information Supplement dated July 14, 2014

Effective immediately, the fourth paragraph on page 17 underneath the section entitled “Types of Investments” “Short Sales” of the Statement of Additional Information is hereby amended and restated to read as follows:

Short Sales

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

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This Supplement, and the Prospectus and Statement of Additional Information dated January 27, 2014, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling Shareholder Services at 1-855-282-1100.

Please retain this Supplement for future reference.